UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2023

Electriq Power Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 N. Flagler Drive, Suite 1003 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

(833) 462-2883

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ELIQ	New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $6.57 per share	ELIQ WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

The Business Combination

As previously announced, on November 13, 2022, TLG Acquisition One Corp., a Delaware corporation (“TLG”), Electriq Power, Inc., a Delaware corporation (“Electriq”) and Eagle Merger Corp., a Delaware corporation and a wholly-owned subsidiary of TLG (“Merger Sub”), entered into a Merger Agreement (as amended by the First Amendment dated December 23, 2022, the Second Amendment dated March 22, 2023 and the Third Amendment dated June 8, 2023, the “Merger Agreement”), and included as Exhibits 2.1 through 2.4 to this Current Report on Form 8-K.

As previously reported on the Current Report on Form 8-K filed by TLG with the Securities and Exchange Commission (“SEC”) on July 26, 2023, TLG held a special meeting of its stockholders on July 25, 2023 (the “Special Meeting”), at which holders of 11,365,663 shares of TLG’s Class A Common Stock and Class F Common Stock (together, the “TLG Common Stock”) were present in person or by proxy, constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on June 8, 2023, the record date (the “Record Date”) for the Special Meeting, were entitled to vote at the Special Meeting. As of the Record Date, 12,948,405 shares of TLG Common Stock were outstanding and entitled to vote at the Special Meeting.

At the Special Meeting, TLG’s stockholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement filed by TLG with the SEC on July 12, 2023 (the “Proxy Statement/Consent Solicitation/Prospectus”), including, among other things, the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into Electriq, with Electriq continuing as the surviving corporation and as a wholly-owned subsidiary of TLG, and the issuance of TLG securities as consideration thereunder (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”), as described in the section titled “Proposal No. 1 – The Business Combination Proposal” beginning on page 128 of the Proxy Statement/Consent Solicitation/Prospectus.

On July 31, 2023 (the “Closing Date”), the Business Combination, including the Merger, was completed (the “Closing”). In connection with the Closing, the registrant changed its name from TLG Acquisition One Corp. to Electriq Power Holdings, Inc. (the “Company”). References herein to “TLG” are to TLG Acquisition One Corp. prior to consummation of the Business Combination and references to the “Company” are to Electriq Power Holdings, Inc. (f/k/a TLG Acquisition One Corp.) following the consummation of the Business Combination. Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same respective meanings as set forth in the Proxy Statement/Consent Solicitation/Prospectus.

The Merger Consideration

At the Closing, pursuant to the terms of the Merger Agreement and after giving effect to the redemptions of TLG Class A Common Stock (as defined below) by public stockholders of TLG:

•

each share of Electriq common stock issued and outstanding immediately prior to the Closing (excluding shares owned by Electriq or any of its direct or indirect wholly-owned subsidiaries as treasury stock or by TLG) was cancelled and converted into the right to receive a number of shares of TLG Class A common stock equal to one (1) multiplied by the Exchange Ratio (as defined in the Merger Agreement);

•

each share of Electriq Series B preferred stock issued and outstanding immediately prior to the Closing was cancelled and converted into the right to receive a number of shares of TLG’s Series A Cumulative Redeemable Preferred Stock, par value $0.0001 per share (“TLG preferred stock”), equal to one (1) multiplied by the Exchange Ratio;

•

each outstanding vested and unvested Electriq stock option was assumed by TLG, cancelled and converted into an option to purchase a number of shares of Class A common stock equal to (a) the product of the number of shares of Electriq common stock underlying such Electriq stock option immediately prior to the Closing multiplied by the Exchange Ratio at an exercise price per share equal to the quotient obtained by dividing (A) the exercise price per share of Electriq common stock underlying such Electriq stock option immediately prior to the Closing by (B) the Exchange Ratio; and

•	the Lawrie Notes converted into equity securities of TLG in accordance with the terms of the Notes Conversion Agreement.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On July 31, 2023, in connection with the Closing, TLG, Sponsor, John Michael Lawrie, RBC and certain stockholders of Electriq entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, TLG agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), shares of Class A common stock that are held by the parties thereto from time to time, and Private Placement Warrants (including shares issuable upon the conversion of warrants). Pursuant to the Registration Rights Agreement, TLG agreed to file a shelf registration statement registering the resale of the Class A common stock covered by the Registration Rights Agreement within 45 days of the Closing. Up to four times in any 12-month period, certain legacy Electriq equityholders and Sponsor stockholders may request to sell all or any portion of their Registrable Securities (as defined in the Registration Rights Agreement) in an underwritten offering so long as the total offering price is reasonably expected to exceed $30.0 million. TLG also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that TLG will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification of Directors and Officers

Concurrently with the Closing, the Company entered into indemnification agreements with its directors and executive officers. Each indemnification agreement provides that, subject to limited exceptions, the Company will indemnify the applicable indemnified person for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred in any action or proceeding arising out of their services as one of the Company’s directors or officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the indemnification agreement, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter Agreement

On June 28, 2023, TLG entered into a letter agreement (the “Letter Agreement”) with Meteora Capital, LLC (“Meteora”), pursuant to which Meteora has a right of first refusal to participate in future financings of TLG (excluding any equity line of credit arrangement) in an amount up to $50.0 million. The right lasts until June 28, 2026.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On July 31, 2023, 29,924,971 shares of Class A Common Stock and 1,411,500 shares of TLG preferred stock were issued to Electriq stockholders, and 2,720,329 shares of Class A Common Stock and 1,178,318 shares of TLG preferred stock were issued in connection with the Closing Financings. After giving effect to the foregoing issuances, 38,120,937 shares of Class A Common Stock and 2,589,818 shares of TLG preferred stock were outstanding. Stockholders holding 7,736,608 of the TLG’s public shares exercised their right to redeem such shares for a pro rata portion of the funds in TLG’s trust account (the “Trust Account”).

As previously disclosed, on July 23, 2023, TLG and Electriq entered into an agreement (the “Forward Purchase Agreement”) with (i) Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MSOF, MCP, and MSTO collectively referred to as “Seller”) for an OTC Equity Prepaid Forward Transaction. Pursuant to the terms of the Forward Purchase Agreement, the Seller purchased 3,534,492 shares of TLG common stock from third parties through a broker in the open market (“Recycled Shares”). On July 31, 2023, 251,194 additional shares of New Electriq common stock were issued to Seller pursuant to the terms of the FPA Funding Amount PIPE Subscription Agreement entered into in connection with the Closing. Capitalized terms used in this Item 2.01 but not otherwise defined herein shall have the meanings ascribed to such terms the Forward Purchase Agreement.

The Forward Purchase Agreement provides that $3,000,000 (the “Prepayment Shortfall”) will be paid by Seller to TLG not later than one local business day following the Closing (which amount shall be netted from the Prepayment Amount). Seller in its sole discretion may sell Shares at any time following the Trade Date at prices (i) at or above $6.67 during the first six months following the Closing and (ii) at any sales price thereafter, without payment by Seller of any Early Termination Obligation until the earlier of such time as the proceeds from the such sales equal 100% of the Prepayment Shortfall (such sales, “Shortfall Sales,” such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered under the Forward Purchase Agreement, and (b) an Optional Early Termination, subject to the terms and conditions herein applicable to Terminated Shares, when an OET Notice (as defined below) is delivered under the Forward Purchase Agreement, in each case the delivery of such notice in the sole discretion of the Seller.

The Forward Purchase Agreement provides that Seller will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in a Pricing Date Notice and (ii) the redemption price per share as defined in Section 9.2(a) of the Amended and Restated Certificate of Incorporation of TLG in effect prior to consummation of the Business Combination, as amended, less (y) the Prepayment Shortfall. TLG paid to Seller separately the Prepayment Amount required under the Forward Purchase Agreement directly from TLG’s Trust Account maintained by Continental Stock Transfer and Trust Company that held the net proceeds of the sale of the units in TLG’s initial public offering and the sale of private placement warrants (the “Trust Account”), except that to the extent the Prepayment Amount payable to Seller is to be paid from the purchase of Additional Shares by Seller pursuant to the terms of its FPA Funding Amount PIPE Subscription Agreement, such amount will be netted against such proceeds, with Seller being able to reduce the purchase price for the Additional Shares by the Prepayment Amount. For the avoidance of doubt, any Additional Shares purchased by Seller will be included in the Number of Shares for its Forward Purchase Agreement for all purposes, including for determining the Prepayment Amount.

Seller agreed to waive any redemption rights that it had under TLG’s Amended and Restated Certificate of Incorporation with respect to any TLG common stock purchased through the FPA Funding Amount PIPE Subscription Agreement and any Recycled Shares in connection with the Business Combination, that would require redemption by TLG of the shares of TLG common stock. Such waiver may have reduced the number of shares of TLG common stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Exchange Act.

On August 1, 2023, the Company’s Class A Common Stock and warrants to purchase Class A Common Stock of the Company began trading on the NYSE and NYSE American, respectively, under the symbols “ELIQ” and “ELIQ WS”, respectively.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as TLG was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor issuer to TLG, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for purposes of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, including as they relate to the Company. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, forward-looking statements may be identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

The Company cautions readers of this Current Report on Form 8-K that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, which could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. The risk factors and cautionary language contained in this Current Report on Form 8-K, and incorporated herein by reference, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

•	the risk that the consummation of the Business Combination disrupts current plans and operations of the Company;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

•	the risk that the addressable market the Company intends to target does not grow as expected;

•	the inability of the Company’s energy storage systems to achieve broad market acceptance;

•	changes in the cost and availability of various sources of electric power;

•	legal, regulatory or tax changes with respect to the renewable energy industry;

•

the impact of changes in consumer spending patterns, consumer preferences, local, regional, national, and international economic conditions, crime, weather, demographic trends, and employee availability;

•	geopolitical uncertainty;

•	costs related to the Business Combination;

•	the impact of any natural disaster, calamity or pandemic (including COVID-19) on the financial condition and results of operations of TLG and Electriq;

•	any defects in new products or enhancements to existing products or services; and

•

other risks and uncertainties indicated in this Current Report on Form 8-K, including those under “Risk Factors” in the Proxy Statement/Consent Solicitation/Prospectus and other filings that have been made or will be made with the SEC by the Company.

In addition, there may be events that the Company’s management is not able to predict accurately or over which the Company has no control.

Business

The business of the Company is described in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Information About Electriq,” which is incorporated herein by reference.

Risk Factors

The risks associated with the Company are described in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Risk Factors” beginning on page 38 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Financial Information

The selected statement of operations data and cash flows data of Electriq for the three months ended 2023 and March 31, 2022, and for the years ended December 31, 2022 and 2021, and the selected balance sheets data of Electriq as of March 31, 2023, December 31, 2022 and December 31, 2021, are described in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Selected Historical Financial Information of Electriq,” which is incorporated herein by reference.

Information responsive to Item 2 of Form 10 is set forth in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Electriq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Electriq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations - Quantitative and Qualitative Disclosures about Market Risk,” beginning on page 171 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Facilities

The description of the Company’s facilities is contained in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Information about Electriq - Properties” on page 183 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Company Class A Common Stock as of July 31, 2023, following the consummation of the Business Combination, by:

•	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on July 31, 2023;

•	each of the Company’s officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of shares of Company Common Stock immediately following completion of the Business Combination is based on an aggregate of 38,120,937 shares of Class A Common Stock issued and outstanding immediately following the completion of the Business Combination. The information below excludes the shares of Class A Common Stock reserved for future awards under the Incentive Plan (as defined below).

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Frank Magnotti (2)	1,701,148	4.5%
James Van Hoof, Jr. (3)	44,269	*
Petrina Thomson (4)	22,395	*
Jan Klube (5)	132,518	*
Neha Palmer (6)	95,603	*
Gideon Soesman	—	—
Kristina Peterson	—	—
Carol Coughlin	—	—
Zainabu Oke	23,189	*
John Michael Lawrie (7)	6,159,352	15.7%
All Directors and Executive Officers as a Group (10 Individuals)	8,178,474	21.5%

5% Holders
Entities affiliated with GBIF Management Ltd. (8)	14,195,439	37.2%
TLG Acquisition Founder LLC (9)	2,846,852	7.3%
JEL Partnership (10)	3,284,212	8.6%
O’Shanter Development Company Ltd. (11)	2,635,710	6.9%
Entities affiliated with Meteora Capital (12)	3,885,686	10.2%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 625 North Flagler Drive, Suite 1003, West Palm Beach, Florida 33401.
(2)	Includes common stock issuable upon exercise of 716,326 options.
(3)	Includes common stock issuable upon exercise of 28,754 options.
(4)	Includes common stock issuable upon exercise of 22,395 options.
(5)	Includes common stock issuable upon exercise of 15,167 options.
(6)	Includes common stock issuable upon exercise of 95,603 options.
(7)

Represents (i) 1,846,852 shares of common stock held by the Sponsor, (ii) 1,000,000 private warrants held by the Sponsor, (iii) 500,000 shares of common stock held by TLG Fund I, LP, (iv) 1,250,000 shares of common stock held by JMLElectric LLC and (v) 1,562,500 shares of common stock held by Mr. Lawrie. The shares and private warrants held by Sponsor are beneficially owned by Mr. Lawrie, the Chairman of the Board of Directors of the Company, and the manager of Sponsor, who has sole voting and dispositive power over the shares held by Sponsor. The shares held by TLG Fund I, LP are beneficially owned by Mr. Lawrie, the manager of the general partner of TLG Fund I, LP, who has sole voting and dispositive power over the shares held by TLG Fund I, LP. The shares held by JMLElectric LLC are beneficially owned by Mr. Lawrie, the manager of JMLElectric LLC. Mr. Lawrie disclaims beneficial ownership of the securities held by Sponsor, TLG Fund I, LP and JMLElectric LLC except to the extent of his pecuniary interest therein. The business address of Mr. Lawrie is 515 North Flagler Drive, Suite 520, West Palm Beach, Florida 33401.

(8)

Consists of (i) 12,930,494 shares of common stock held by GBIF Management Ltd on behalf of Greensoil Building Innovation Fund (Canadian), L.P. and Greensoil Building Innovation Fund (International), L.P. and (ii) 1,264,944 common stock held by Greensoil Building Innovation Fund Co-Investment I, L.P., by its general partner, GBIF Management, Ltd. GBIF Management Ltd. is controlled by a three-person investment committee. The investment committee requires majority approval to make any decision regarding any dispositions and voting of the shares. The business address for GBIF Management Ltd. is 2345 Yonge Street Suite 804 Toronto, ON M4P 2E5.

(9)

Represents (i) 1,846,852 shares of common stock and (ii) 1,000,000 private warrants. The members of TLG Acquisition Founder LLC are TLG Capital Partners, LLC, a Delaware limited liability company, which has a 60% membership interest in TLG Acquisition Founder LLC and whose sole member is Mr. Lawrie, and Fenway 07 LLC, a Delaware limited liability company, which has a 40% membership interest in TLG Acquisition Founder LLC and is 99% owned by Mr. Johnson and 1% owned and managed by his spouse. The business address of Sponsor is 515 North Flagler Drive, Suite 520, West Palm Beach, Florida 33401.

(10)	Stephen Greenberg holds voting and dispositive power over the shares. The business address for JEL Partnership and for Mr. Greenberg is 1284 Wellington Street W, Ottawa, CA-ON K1Y 3A9, Canada.
(11)	The business address for O’Shanter Development Company Ltd. is 245 Carlaw Avenue Suite 107 Toronto, Ontario, M4M 2S1.
(12)

Consists of (i) 795,373 shares held by Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) 1,830,148 shares held by Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) 1,260,165 shares held by Meteora Capital Partners, LP (“MCP”). Meteora Capital, LLC (“Meteora Capital”) serves as investment manager to MSOF, MSTO and MCP. Voting and investment power over the shares held by MSOF, MSTO and MCP resides with its investment manager, Meteora Capital. Mr. Vik Mittal serves as the managing member of Meteora Capital and may be deemed to be the beneficial owner of the shares held by such entities. Mr. Mittal, however, disclaims any beneficial ownership of the shares held by such entities. The business address of each of MSOF, MSTO, MCP, Meteora Capital and Mr. Mittal is 1200 N. Federal Hwy., Ste. 200, Boca Raton, FL 33432.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Management of New Electriq Following the Business Combination,” which is incorporated herein by reference.

Director and Executive Compensation

Information regarding the compensation of the named executive officers of Electriq before the Business Combination is set forth in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Executive Compensation Arrangements,” beginning on page 225 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference. Information regarding the compensation of the board of directors of Electriq (the “Company Board”) is set forth in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Non-Employee Director Compensation Table,” beginning on page 220 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

At the Special Meeting held on July 25, 2023, TLG’s stockholders approved the Electriq Power Holdings, Inc. 2023 Equity Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is set forth in the section of the Proxy Statement/Consent Solicitation/Prospectus titled “Proposal No. 6 - The Equity Incentive Plan Proposal” beginning on page 140 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of TLG and Electriq are described in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 335 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Consent Solicitation/Prospectus titled “Management of New Electriq Following the Business Combination - Director Independence,” beginning on page 216 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement - Amended and Restated Registration Rights Agreement,” and “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers - Electriq Power, Inc. 2023 Incentive Plan” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The Company adopted a formal written policy effective upon the Business Combination providing that the Company’s executive officers, directors, director nominees, beneficial owners of more than 5% of any class of the Company’s voting securities and any member of the immediate family of any of the foregoing persons are not permitted to enter into a related party transaction with the Company without the approval of the Company’s audit committee, subject to the exceptions described below.

A related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which the Company was or is to be a participant in which the amount involves exceeds $120,000 in the aggregate in any fiscal year, and in which a related party had or will have a direct or indirect material interest.

Under the policy, the audit committee of the Company Board will review all of the relevant material facts and circumstances of the proposed related party transaction, satisfy itself that it has been fully informed as to the material facts of the applicable related party’s relationship and interest, will determine if the proposed related party transaction is in the best interests of the Company and its shareholders, and will either approve or disapprove of the entry into the proposed related party transaction.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Consent Solicitation/Prospectus titled “Information About TLG - Legal Proceedings” and “Information About Electriq - Legal Proceedings,” which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Following the Closing of the Business Combination, the Class A Common Stock began trading on the NYSE under the symbol “ELIQ” and the Company’s warrants to purchase Class A Common Stock began trading on NYSE American under the symbol “ELIQ WS” on August 1, 2023. The Company has not paid any cash dividends on its common stock to date.

The Company Board, in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on the Class A Common Stock. It is not contemplated that the Company will pay cash dividends for the foreseeable future.

Recent Sales of Unregistered Securities

The description of the Company’s securities contained in the Proxy Statement/Consent Solicitation/Prospectus in the sections titled “Recent Developments - Pre-Closing Financings and Loan Conversion” and “Closing Financings and Working Capital Loan Conversion” and TLG’s Current Report on Form 8-K filed with the SEC on July 24, 2023 are incorporated herein by reference. The Other Closing TLG Investment for the aggregate of $0.5 million for 50,000 shares of TLG common stock, in the aggregate, and, as an incentive for the investments received, in the aggregate, 25,000 shares of TLG preferred stock, pursuant to the securities purchase agreements dated as of June 23, 2023, July 6, 2023 and July 18, 2023, closed on the Closing Date. In addition, pursuant to a certain securities purchase agreement dated as of July 28, 2023, O’Shanter Development Company Ltd. invested $1 million to purchase 100,000 shares of TLG common stock and, as an incentive for the investment received, 50,000 shares of TLG preferred stock on the Closing Date. The issuances of such securities were made in reliance on Section 4(a)(2) of the Securities Act, Regulation D promulgated thereunder and Regulation S promulgated thereunder.

Description of Registrant’s Securities to be Registered

The description of the Company’s securities is contained in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Description of Capital Stock of New Electriq,” beginning on page 330 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification arrangements with the Company’s directors and officers is contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary information.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 3.03. Material Modification to Rights of Security Holders.

TLG’s stockholders also approved a new amended and restated certificate of incorporation (“New Charter”) to replace TLG’s Amended and Restated Certificate of Incorporation (the “Charter”) following the consummation of the Business Combination. The terms of the New Charter are described in greater detail in the Proxy Statement/Consent Solicitation/Prospectus beginning on page 129 of the Proxy Statement/Consent Solicitation/Prospectus and is incorporated herein by reference. The New Charter, which became effective upon filing with the Secretary of State of the State of Delaware on the Closing Date, includes the amendments proposed by the Charter Proposal.

On the Closing Date, the Company Board approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), effective as of the Effective Time.

Copies of the New Charter and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the New Charter and the general effect of the New Charter and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Consent Solicitation/Prospectus under the section titled “Description of Capital Stock of New Electriq” beginning on page 330 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference.

On the Closing Date, the Company entered into an amendment to the Warrant Agreement, dated January 27, 2021, with Continental Stock Transfer & Trust Company (the “Warrant Agreement Amendment”). Pursuant to the Warrant Agreement Amendment, the exercise price of the New Electriq Warrants was reduced from $11.50 to $6.57 per warrant.

Item 4.01. Change in Registrant’s Certifying Accountant.

On July 31, 2023, the Audit Committee of the Company Board approved the appointment of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements effective for the year ended December 31, 2023. RSM served as the independent registered public accounting firm of Electriq prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the independent registered public accounting firm of TLG, the name of the Company prior to the Business Combination, was informed on July 31, 2023 that it would be replaced by RSM as the Company’s independent registered public accounting firm following the closing of the Business Combination and the filing of the Company’s Quarterly Report on Form 10-Q for the three (3) and six (6) months ended June 30, 2023.

The report of Withum on TLG’s balance sheets as of December 31, 2022 and 2021 and the statements of operations, changes in stockholders’ deficit and cash flows for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to TLG’s ability to continue as a going concern if it did not complete a business combination by April 1, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent period through July 31, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) between TLG and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on TLG’s financial statements for such periods.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent period through July 31, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the fiscal years ended December 31, 2022 and 2021 and the subsequent period through July 31, 2023, TLG and the Company did not consult with RSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of TLG, and no written report or oral advice was provided that RSM concluded was an important factor considered by TLG in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated August 4, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Proposal No. 1 - The Business Combination Proposal” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors and Executive Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, each executive officer of TLG resigned from his position, and each of David Johnson, Edward Ho and Kristin Muhlner resigned from their positions as directors of TLG.

Electriq Power Holdings, Inc. 2023 Incentive Plan

At the Special Meeting on July 25, 2023, TLG’s stockholders approved the Incentive Plan. The Incentive Plan became effective immediately upon the Closing of the Business Combination.

A more complete summary of the terms of the Incentive Plan is forth in the section entitled “Proposal No. 6 - The Equity Incentive Plan Proposal” beginning on page 140 of the Proxy Statement/Consent Solicitation/Prospectus, which is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05. Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing of the Business Combination, on July 31, 2023 and effective as of such date, the Company Board adopted a new code of business conduct and ethics (the “Code”) applicable to the Company’s employees, officers and directors. We intend to post any amendments to or any waivers from a provision of the Code on our website. A copy of the Code can be found on the Company’s Investor Relations website at www. electriqpower.com.

The foregoing description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, which is included as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, TLG ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Consent Solicitation/Prospectus in the section titled “Proposal No. 1 - The Business Combination Proposal” beginning on page 128 of the Proxy Statement/Consent Solicitation/Prospectus, and such disclosure is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 8.01. Other Events.

The Company has not yet finalized all of the terms of the employment agreements with its executive officers and expects to finalize those terms and execute those agreements in the near future.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Consent Solicitation/Prospectus on pages F-57 through F-109, which are incorporated herein by reference.

(b) Pro Forma Financial Information

Information responsive to Item 9.01(a) of Form 8-K is set forth in Exhibit 99.1 hereto, which is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1†	Merger Agreement, dated as of November 13, 2022, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc. (incorporated herein by reference to Annex A to the Proxy Statement/Consent Solicitation/Prospectus).

2.2	First Amendment to Merger Agreement, dated as of December 23, 2022, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc. (incorporated herein by reference to Annex A-1 to the Proxy Statement/Consent Solicitation/Prospectus).

2.3	Second Amendment to Merger Agreement, dated as of March 22, 2023, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc. (incorporated herein by reference to Annex A-2 to the Proxy Statement/Consent Solicitation/Prospectus).

2.4	Third Amendment to Merger Agreement, dated as of June 8, 2023, by and among TLG Acquisition One Corp., Eagle Merger Corp. and Electriq Power, Inc. (incorporated herein by reference to Annex A-3 to the Proxy Statement/Consent Solicitation/Prospectus).

3.1	Second Amended and Restated Certificate of Incorporation of Electriq Power Holdings, Inc. (incorporated herein by reference to Annex B to the Proxy Statement/Consent Solicitation/Prospectus).

3.2	Amended and Restated Bylaws of Electriq Power Holdings, Inc. (incorporated herein by reference to Annex C to the Proxy Statement/Consent Solicitation/Prospectus).

4.1	Warrant Agreement, dated January 27, 2021, by and between TLG Acquisition One Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39948) filed with the SEC on February 1, 2021).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-252032) filed with the SEC on January 12, 2021).

4.3*	Amendment No. 1 to Warrant Agreement, dated July 31, 2023, by and between TLG Acquisition One Corp. and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Form of Amended and Restated Registration Rights Agreement, by and among TLG Acquisition One Corp. and certain security holders (incorporated herein by reference to Annex F to the Proxy Statement/Consent Solicitation/Prospectus).

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.33 to the Registrant’s Registration Statement on Amendment No. 4 to Form S-4 (File No. 333-333-268349) filed with the SEC on June 29, 2023).

10.3*	Letter agreement, dated June 28, 2023, by and between TLG Acquisition One Corp. and Meteora Capital, LLC

10.4+	Electriq Power Holdings, Inc. 2023 Equity Incentive Plan (incorporated herein by reference to Annex G to the Proxy Statement/Consent Solicitation/Prospectus).

10.5	Sponsor Agreement, dated as of November 13, 2022, by and among TLG Acquisition One Corp., TLG Acquisition Founder LLC, Electriq Power, Inc. and the other parties thereto (incorporated herein by reference to Annex D to the Proxy Statement/Consent Solicitation/Prospectus).

10.6	First Amendment to Sponsor Agreement, dated as of June 8, 2023, by and among TLG Acquisition One Corp., TLG Acquisition Founder LLC, Electriq Power, Inc. and the other parties thereto (incorporated herein by reference to Annex D-1 to the Proxy Statement/Consent Solicitation/Prospectus).

10.7	Support Agreement, dated as of November 13, 2022, by and among TLG Acquisition One Corp. and the other parties thereto (incorporated herein by reference to Annex E to the Proxy Statement/Consent Solicitation/Prospectus).

10.8	Form of Lock-Up Agreement (incorporated herein by reference to Annex H to the Proxy Statement/Consent Solicitation/Prospectus).

10.9	Form of First Amendment to Lock-Up Agreement (incorporated herein by reference to Annex H-1 to the Proxy Statement/Consent Solicitation/Prospectus).

10.10	Form of Second Amendment to Lock-Up Agreement (incorporated herein by reference to Annex H-2 to the Proxy Statement/Consent Solicitation/Prospectus).

10.11	Form of Second Lock-Up Agreement (incorporated herein by reference to Annex I to the Proxy Statement/Consent Solicitation/Prospectus).

10.12	Form of Stockholders’ Agreement (incorporated herein by reference to Annex J to the Proxy Statement/Consent Solicitation/Prospectus).

10.13*	Securities Purchase Agreement, dated July 18, 2023, by and between TLG Acquisition One Corp. and David T. Bell and Alison J. Bell with Joint Rights of Survivorship.

10.14*	Securities Purchase Agreement, dated July 18, 2023, by and between TLG Acquisition One Corp. and James Lovewell.

10.15*	Securities Purchase Agreement, dated July 28, 2023, by and between TLG Acquisition One Corp. and O’Shanter Development Company Ltd.

10.16	Forward Purchase Agreement, dated July 23, 2023, by and among TLG Acquisition One Corp., Electriq Power, Inc., Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP (incorporated herein by reference to Exhibit 10.1 to the Current Report on 8-K filed by the registrant on July 24, 2023).

10.17	Subscription Agreement, dated July 23, 2023, by and among TLG Acquisition One Corp., Meteora Special Opportunity Fund I, LP, Meteora Capital Partners, LP and Meteora Select Trading Opportunities Master, LP. (incorporated herein by reference to Exhibit 10.2 to the Current Report on 8-K filed by the registrant on July 24, 2023).

14.1*	Code of Business Conduct and Ethics.

16.1*	Letter dated August 4, 2023 from WithumSmith+Brown, PC.

21.1*	List of Subsidiaries.

99.1	Pro forma financial information.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith
+	Indicates a management or compensatory plan.
†	Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Registration S-K. The Registrant hereby agrees to furnish a copy of any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electriq Power Holdings, Inc.

Date: August 4, 2023	By:	/s/ Frank Magnotti
	Name:	Frank Magnotti
	Title:	Chief Executive Officer